UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 130 Burlington, Massachusetts	01803-4238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 270-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2012, CIRCOR International, Inc. (the “Company”) and American Stock Transfer & Trust Company (the “Rights Agent”) entered into an Amendment and Termination of Shareholder Rights Agreement (the “Amendment”) with respect to the Shareholder Rights Agreement dated as of September 23, 2009 by and between the Company and the Rights Agent (the “Rights Agreement”). The Rights Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 23, 2009, and such description is incorporated herein by reference.

The Amendment changes the definition of “Final Expiration Date” in the Rights Agreement from September 24, 2019 to May 1, 2012, such that, as of 5:00 p.m. Eastern time on May 1, 2012, the rights to purchase Series A Junior Participating Cumulative Preferred Stock (the “Series A Preferred Stock”) issued pursuant to the Rights Agreement (the “Rights”) expired and are no longer outstanding and the Rights Agreement terminated. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

After the expiration of the Rights and termination of the Rights Agreement, on May 1, 2012 the Company filed with the Delaware Secretary of State a Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock (the “Certificate of Elimination”), which returned the shares that were designated as Series A Preferred Stock to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series or rights, preferences, privileges or limitations. The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is set forth as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the second paragraph of Item 3.03 above is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment and Termination of Shareholder Rights Agreement between CIRCOR International, Inc. and American Stock Transfer & Trust Company dated as of May 1, 2012

4.2	Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock, dated May 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.

Date: May 1, 2012	By:	/s/ Alan J. Glass
	Name:	Alan J. Glass
	Title:	Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description

4.1	Amendment and Termination of Shareholder Rights Agreement between CIRCOR International, Inc. and American Stock Transfer & Trust Company dated as of May 1, 2012

4.2	Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock, dated May 1, 2012